On February 23, 2010, the Securities and Exchange Commission adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, which governs the operation of all money market mutual funds. The following changes to the Prospectus are necessary to comply with those amendments.

Under the heading “Principal Investment Strategy” in the Fund Summary section on page 13, the last paragraph is replaced with the following:

Maximum Maturity. The Fund maintains a dollar-weighted average maturity (WAM) of 60 days or less and a dollar-weighted average life (WAL) of 120 days or less. The securities held in the Fund’s portfolio have a remaining maturity of 397 days or less.

The following information supplements the information in the “Portfolio Holdings Disclosure Policy” section on page 30:

Beginning on or before October 7, 2010, the Harbor Money Market Fund’s list of portfolio holdings will be published monthly by the 5th business day following each month end. The monthly portfolio holdings for the Harbor Money Market Fund will remain available on Harbor Funds’ website for six months after posting.

Effective as of June 30, 2010

Investors Should Retain This Supplement For Future Reference

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